LORD ABBETT INVESTMENT TRUST

Lord Abbett Floating Rate Fund

Supplement dated June 10, 2011 to the

Summary Prospectus dated April 1, 2011

The following replaces the subsection titled “Investment Adviser – Portfolio Manager” on page 7 of the summary prospectus:

Portfolio Managers. The portfolios managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since
Christopher J. Towle, Partner and Director	2007
Joel G. Serebransky, Portfolio Manager	2011

Please retain this document for your future reference.